UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

NABO Inc.
(Exact name of registrant as specified in its charter)

NEVADA	98-0521492
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
311 Tawny Road

Sarnia, Ontario, Canada	N7S 5K1
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Name of each exchange on which
Title of each class to be so registered	each class is to be registered
Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box   [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  [X]

Securities Act registration statement file number to which this form relates: 333-135050

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, Par Value of $0.001 Per Share

ITEM 1.    DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

The description of the Common Stock to be registered hereunder is incorporated herein by reference to the description in the prospectus included as a part of the registration statement on Form SB-2, as amended, of NABO Inc. (Registration No. 333-135050).

ITEM 2.    EXHIBITS.

List below all exhibits filed as a part of the registration statement:

Exhibit
Number	Description of Exhibits
3.1	Articles of Incorporation. (1)
3.2	Bylaws, as amended. (1)
4.1	Form of Stock Certificate

(1)    Previously filed on June 15, 2006 on Form SB-2 of NABO Inc. (Registration No. 333-135050) and incorporated herein by reference to the exhibits of the same number.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

NABO Inc.

Date: February 6, 2007	By:	/s/ Ken MacAlpine
Ken MacAlpine
President and Sole Director